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                                                                 EXHIBIT 21.1

              LIST OF SUBSIDIARIES OF GENERAL MARITIME CORPORATION
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                    NAME                                      JURISDICTION

      General Maritime Management LLC                       Marshall Islands
      General Maritime Management (UK) LLC                  Marshall Islands
      GMR Administration Corp.                              Marshall Islands
      GMR Argus LLC                                         Marshall Islands
      GMR Ariston LLC                                       Marshall Islands
      GMR Agamemnon LLC                                         Liberia
      GMR Ajax LLC                                              Liberia
      GMR Alexandra LLC                                     Marshall Islands
      GMR Alta LLC                                              Liberia
      GMR Baltic LLC                                            Liberia
      GMR Boss LLC                                          Marshall Islands
      GMR Commander LLC                                         Liberia
      GMR Constantine LLC                                       Liberia
      GMR Centaur LLC                                       Marshall Islands
      GMR Challenger LLC                                        Liberia
      GMR Champ LLC                                             Liberia
      GMR Endurance LLC                                         Liberia
      GMR Gabriel LLC                                       Marshall Islands
      GMR George LLC                                            Liberia
      GMR Gulf LLC                                          Marshall Islands
      GMR Hector LLC                                        Marshall Islands
      GMR Harriet LLC                                           Liberia
      GMR Hope LLC                                          Marshall Islands
      GMR Horn LLC                                          Marshall Islands
      GMR Kestrel LLC                                       Marshall Islands
      GMR Leonidas LLC                                      Marshall Islands
      GMR Macedon LLC                                       Marshall Islands
      GMR Malta LLC                                             Liberia
      GMR Minotaur LLC                                      Marshall Islands
      GMR Pacific LLC                                           Liberia
      GMR Phoenix LLC                                       Marshall Islands
      GMR Princess LLC                                          Liberia
      GMR Progress LLC                                          Liberia
      GMR Pericles LLC                                      Marshall Islands
      GMR Prometheus LLC                                    Marshall Islands
      GMR Sky LLC                                           Marshall Islands
      GMR Spirit LLC                                            Liberia
      GMR Spyridon LLC                                      Marshall Islands
      GMR Star LLC                                              Liberia
      GMR Spartiate LLC                                     Marshall Islands
      GMR Transporter LLC                                   Marshall Islands


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


      GMR Traveller LLC                                     Marshall Islands
      GMR Trust LLC                                             Liberia
      GMR Trader (Liberia) LLC                                  Liberia
      GMR Sun LLC                                           Marshall Islands
      GMR Zoe LLC                                           Marshall Islands
      Genmar Trader Ltd.                                         Malta
      Genmar Kentucky Ltd.                                       Malta
      Genmar West Virginia Ltd.                                  Malta
      United Overseas Tankers Ltd.                              Liberia

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